UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2010

SUNOVIA ENERGY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53590	98-0550703
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

106 Cattlemen Rd. Sarasota, Florida 34232
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: 941-751-6800

Copies to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
49 Front Street, Suite #206
Rockville Centre, New York 11570
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On August 17, 2010, Sunovia Energy Technologies, Inc. (the “Company”) filed an Answer, Affirmative Defenses and Counterclaim (the “Sunovia Claim”) to the complaint initially filed by EPIR Technologies, Inc. (“EPIR”).  The Sunovia Claim alleges, among other things, breach of contract, fraud, misapplication of funds and that EPIR refused to allow the Company to inspect its books and records.  The counterclaim filed by the Company was filed against EPIR, Sivananthan Laboratories, Inc. and  Sivalingam Sivananthan, personally.  The Sunovia Claim was filed in the United States District Court for the Northern District of Illinois Eastern Division and the case number is 10-4949.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOVIA ENERGY TECHNOLOGIES, INC.

Date: August 18, 2010	By:	/s/ Mathew Veal
Mathew Veal
Chief Financial Officer

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